John Hancock

International Value Equity Fund

SUMMARY PROSPECTUS 7-1-13 (as revised 2-1-14)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 888-972-8696 or by sending an email request to info@jhinvestments.com. The fund’s prospectus and statement of additional information, both dated 7-1-13, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated 3-31-13, are incorporated by reference into this Summary Prospectus.

Class R6: JIVUX

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R6
Maximum front-end sales charge (load) on purchases as a % of purchase price	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management fee	0.88
Other expenses[1]	0.32
Total annual fund operating expenses	1.20
Contractual expense reimbursement[2]	–0.12
Total annual fund operating expense after expense reimbursements	1.08

1	Other expenses have been estimated for the first year of operations of the fund’s Class R6 shares.

2	The advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, blue sky fees, and printing and postage, as applicable, to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the Class Expense Waiver). The Class Expense Waiver expires on June 30, 2015, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. If following the Class Expense Waiver to the extent that Expenses of Class R6 shares exceed 1.10% of average annual net assets (on an annualized basis) attributable to Class R6 shares, (the Class Expense Limitation), the advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which Expenses of the share class exceed the Class Expense Limitation. Expenses means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses (acquired fund fees), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (f) short dividend expense. The Class Expense Limitation expires on June 30, 2014, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated assuming that you redeem all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R6
1 Year	110
3 Years	369
5 Years	648
10 Years	1,444

An International Equity Fund

John Hancock International Value Equity Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not relected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of foreign companies having a market capitalization of $2 billion or more at the time of purchase. The term “stocks” includes common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities, and securities convertible into or exchangeable for stocks.

To ensure adequate diversification, the fund spreads its investments across many different regions around the world. The subadvisor assigns country weightings based on the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World ex-USA Index. Within each country, the subadvisor identifies attractively valued companies and chooses stocks based on the strategy described below. The portfolio managers of the fund are “value” investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the MSCI World ex-USA Index, the subadvisor focuses on stock selection rather than country allocation. The fund’s country allocation rarely will be identical to the MSCI World ex-USA Index because the subadvisor usually will find what it believes are better investment opportunities in some countries than in others.

In choosing stocks, the fund focuses on foreign companies that appear to be undervalued relative to the subadvisor’s view of their real worth or future prospects. The subadvisor uses a variety of resources, including computer models and fundamental research, to identify foreign stocks that it believes are favorably priced.

The fund may engage in derivative transactions that include futures contracts on indexes and foreign currency forward contracts, in each case for the purposes of reducing risk and/or enhancing investment returns.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors inluence a mutual fund’s performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency luctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Medium company risk The prices of medium company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our website: www.jhinvestments.com/InstitutionalPerformance, or by calling 888-972-8696 between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison. The MSCI World-ex USA Value Index shows how the fund’s performance compares against the returns of similar investments.

After-tax returns They relect the highest individual federal marginal income tax rates in effect as of the date provided and do not relect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free loat-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends) is a free loat-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

The performance information shown below for periods prior to February 14, 2011 relects the historical performance of Optique International Value Fund, which was reorganized into the fund on February 11, 2011. Because Class R6 shares of the fund had not commenced operations prior to the date of this prospectus, the returns shown are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares. Returns for Class R6 shares would have been substantially similar to returns of Class A shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Calendar year total returns — Class R6 (%)

Year-to-date total return The fund’s total return for the three months ended March 31, 2013 was 2.75%.

Best quarter: Q2 ’09, 29.55%

Worst quarter: Q4 ’08, –22.23%

Average annual total returns (%)	1 Year	5 Year	10 Year
as of 12-31-12
Class R6 before tax	18.08	–1.37	9.00
After tax on distributions	17.33	–4.06	6.77
After tax on distributions, with sale	12.06	–2.70	6.92
MSCI World ex-USA Index (gross of foreign withholding taxes on dividends)	17.02	–2.93	9.10
MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends)	18.07	–3.09	9.69

Investment management

Investment Advisor John Hancock Advisers, LLC

Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Edward T. Maraccini, CFA	Margaret McKay, CFA	Wendell L. Perkins, CFA
Portfolio manager	Portfolio manager	Portfolio manager

Managed predecessor fund since 2007	Managed predecessor fund since 2001	Managed predecessor fund since inception

John Hancock International Value Equity Fund

Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares of the fund is $1 million for all investors other than qualified plan investors. There is no minimum initial investment for such qualified plan investors. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Investment Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website: jhinvestments.com or by telephone: 888-972-8696.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

© 2014 John Hancock Funds, LLC 366R6SP 7-1-13 (as revised 2-1-14) SEC file number: 811-21777